Exhibit 99.1

December 20, 2023
FOR IMMEDIATE RELEASE

BlackBerry Reports Third Quarter Fiscal Year 2024 Results
•Delivers sequential and year-over-year revenue growth in both IoT and Cybersecurity
•Non-GAAP earnings per share beats expectations
•Significantly improves operating cash usage sequentially
Third Quarter Fiscal 2024:
•Total company revenue of $175 million.
•IoT revenue of $55 million.
•Cybersecurity revenue of $114 million.
•Licensing & Other revenue of $6 million.
•Non-GAAP basic earnings per share of $0.01 and GAAP basic loss per share of $0.04.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2023 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“This was a good quarter for BlackBerry. Our IoT business delivered solid revenue growth and continued its impressive design win momentum. We showed particular strength in Automotive, especially in ADAS where we continue to expand our market position,” said John J. Giamatteo, CEO, BlackBerry. “We also saw a strong quarter for the Cybersecurity business, securing large strategic deals with leading government agencies that helped drive strong sequential revenue growth and margin expansion. Work has commenced to fully separate and significantly rightsize our businesses, and we expect to further reduce operating cashflow usage in Q4.”

Third Quarter Fiscal 2024 Financial Highlights
•Total company revenue was $175 million.
•Total company non-GAAP and GAAP gross margin increased to 73%.
•IoT revenue was $55 million, a 12% sequential and 8% year-over-year increase; IoT gross margin was 84%.
•Cybersecurity revenue was $114 million, a 44% sequential and 8% year-over-year increase; Cyber gross margin improved by 14 percentage points sequentially to 68%.
•Cybersecurity ARR was $273 million.
•Cybersecurity billings were $109 million.
•Licensing and Other revenue was $6 million.
•Non-GAAP operating profit was $13 million and GAAP operating loss was $11 million.
•Total cash, cash equivalents, short-term and long-term investments was $271 million.

Business Highlights & Strategic Announcements
•BlackBerry appoints cybersecurity industry veteran, and President of BlackBerry’s Cybersecurity division, John Giamatteo as CEO
•Process underway to establish fully standalone IoT and Cybersecurity divisions, separating centralized functions and right-sizing cost structures to increase options for maximizing shareholder value
•BlackBerry announces partial extension of convertible debentures, fully repaying $365 million of the 2020 debentures and issuing $150 million of short-term debentures on substantially identical terms
•BlackBerry secures significant, multi-year deal to provide full suite of cybersecurity solutions to the Government of Malaysia
•United States Department of Homeland Security awards new PENS contract to BlackBerry, utilizing BlackBerry® AtHoc® critical event management (CEM) solution
•BlackBerry launches Generative AI-powered cybersecurity assistant to increase efficiency and reduce fatigue for CISO teams
•BlackBerry announces enhancements to BlackBerry SecuSUITE® for Government, including encrypted video and group audio calls

Outlook
BlackBerry is providing the following guidance for the fourth quarter of fiscal 2024 (ending February 29, 2024).

Total BlackBerry revenue:	$150 - $159 million
IoT revenue:	$62 - $66 million
Cyber revenue:	$83 - $88 million
Licensing & Other revenue:	Approximately $5 million

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 883-0383 and entering Elite Entry Number 7908097.

A replay of the conference call will be available at approximately 8:30 p.m. ET on December 20, 2023, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 1117356.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, BlackBerry’s expectations regarding its financial performance, and BlackBerry’s expectations regarding its ability to repay at maturity, or possibly refinance, its debentures. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s proposed business unit separation, including risk that it may disrupt BlackBerry’s operations or adversely impact its relationships with business partners and customers and its ability to attract and retain key employees, and risk that BlackBerry may not be able to complete the separation successfully and in a timely manner, or at all; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its potential CEO succession and staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2023	August 31, 2023	November 30, 2022	November 30, 2023	November 30, 2022
Revenue	$175	$132	$169	$680	$505
Cost of sales	48	47	60	289	186
Gross margin	127	85	109	391	319
Gross margin %	72.6%	64.4%	64.5%	57.5%	63.2%
Operating expenses
Research and development	42	50	52	146	159
Selling, marketing and administration	85	73	89	258	257
Amortization	13	14	26	42	78
Impairment of long-lived assets	11	1	—	11	4
Gain on sale of property, plant and equipment, net	—	—	—	—	(6)
Debentures fair value adjustment	(13)	(6)	(56)	3	(112)
Litigation settlement	—	—	—	—	165
	138	132	111	460	545
Operating loss	(11)	(47)	(2)	(69)	(226)
Investment income (loss), net	5	7	2	15	(1)
Loss before income taxes	(6)	(40)	—	(54)	(227)
Provision for income taxes	15	2	4	20	12
Net loss	$(21)	$(42)	$(4)	$(74)	$(239)
Loss per share
Basic	$(0.04)	$(0.07)	$(0.01)	$(0.13)	$(0.41)
Diluted	$(0.05)	$(0.07)	$(0.09)	$(0.13)	$(0.54)

Weighted-average number of common shares outstanding (000s)
Basic	584,331	583,524	578,948	583,559	577,718
Diluted	638,470	583,524	639,781	583,559	638,551
Total common shares outstanding (000s)	585,340	583,684	580,346	585,340	580,346

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	November 30, 2023	February 28, 2023
Assets
Current
Cash and cash equivalents	$210	$295
Short-term investments	—	131
Accounts receivable, net of allowance of $6 and $1, respectively	183	120
Other receivables	8	12
Income taxes receivable	5	3
Other current assets	44	182
	450	743
Restricted cash and cash equivalents	25	27
Long-term investments	36	34
Other long-term assets	66	8
Operating lease right-of-use assets, net	41	44
Property, plant and equipment, net	22	25
Intangible assets, net	163	203
Goodwill	597	595
	$1,400	$1,679
Liabilities
Current
Accounts payable	$17	$24
Accrued liabilities	125	143
Income taxes payable	33	20
Debentures	150	367
Deferred revenue, current	183	175
	508	729
Deferred revenue, non-current	19	40
Operating lease liabilities	47	52
Other long-term liabilities	1	1
	575	822
Shareholders’ equity
Capital stock and additional paid-in capital	2,941	2,909
Deficit	(2,102)	(2,028)
Accumulated other comprehensive loss	(14)	(24)
	825	857
	$1,400	$1,679

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2023	November 30, 2022
Cash flows from operating activities
Net loss	$(74)	$(239)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	46	85
Stock-based compensation	28	23
Impairment of long-lived assets	11	4
Intellectual property disposed of by sale	147	—
Gain on sale of property, plant and equipment, net	—	(6)
Debentures fair value adjustment	3	(112)
Operating leases	(7)	(12)
Other	—	7
Net changes in working capital items
Accounts receivable, net of allowance	(63)	7
Other receivables	4	16
Income taxes receivable	(2)	4
Other assets	(58)	(2)
Accounts payable	(7)	(1)
Accrued liabilities	(16)	(2)
Income taxes payable	13	10
Deferred revenue	(13)	(35)
Net cash provided by (used in) operating activities	12	(253)
Cash flows from investing activities
Acquisition of long-term investments	(2)	(2)
Acquisition of property, plant and equipment	(5)	(5)
Proceeds on sale of property, plant and equipment	—	17
Acquisition of intangible assets	(12)	(24)
Acquisition of short-term investments	(92)	(393)
Proceeds on sale or maturity of short-term investments	223	533
Net cash provided by investing activities	112	126
Cash flows from financing activities
Issuance of common shares	4	6
Maturity of 2020 Debentures	(365)	—
Issuance of Extension Debentures	150	—
Net cash provided by (used in) financing activities	(211)	6
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	—	(3)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(87)	(124)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	322	406
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$235	$282

As at	November 30, 2023	February 28, 2023
Cash and cash equivalents	$210	$295
Restricted cash and cash equivalents	25	27
Short-term investments	—	131
Long-term investments	36	34
	$271	$487

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following tables show information by operating segment for the three months ended November 30, 2023 and November 30, 2022. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	November 30,		November 30,		November 30,		November 30,
	2023	2022	2023	2022	2023	2022	2023	2022
Segment revenue	$114	$106	$55	$51	$6	$12	$175	$169
Segment cost of sales	37	46	9	10	1	4	47	60
Segment gross margin	$77	$60	$46	$41	$5	$8	$128	$109
Segment gross margin %	68%	57%	84%	80%	83%	67%	73%	64%
The following table reconciles the Company’s segment results for the three months ended November 30, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2023
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$114	$55	$6	$175	$—	$175
Cost of sales	37	9	1	47	1	48
Gross margin (1)	$77	$46	$5	$128	$(1)	$127
Operating expenses					138	138
Investment income, net					(5)	(5)
Loss before income taxes						$(6)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2023.
The following tables reconcile the Company’s segment results for the three months ended November 30, 2022 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2022
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$106	$51	$12	$169	$—	$169
Cost of sales	46	10	4	60	—	60
Gross margin (1)	$60	$41	$8	$109	$—	$109
Operating expenses					111	111
Investment income, net					(2)	(2)
Loss before income taxes						$—
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2022.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results, which are described in this MD&A and presented in the Consolidated Financial Statements.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2023 and November 30, 2022
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2023 and November 30, 2022 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2023	November 30, 2022
Gross margin	$127	$109
Stock compensation expense	1	—
Adjusted gross margin	$128	$109

Gross margin %	72.6%	64.5%
Stock compensation expense	0.5%	—%
Adjusted gross margin %	73.1%	64.5%
Reconciliation of U.S. GAAP operating expense for the three months ended November 30, 2023 and November 30, 2022 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2023	November 30, 2022
Operating expense	$138	$111
Restructuring charges	9	—
Stock compensation expense	7	8
Debentures fair value adjustment	(13)	(56)
Acquired intangibles amortization	9	22
LLA impairment charge	11	—
Adjusted operating expense	$115	$137

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended November 30, 2023 and November 30, 2022 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2023		November 30, 2022
		Basic earnings (loss) per share		Basic loss per share
Net loss	$(21)	$(0.04)	$(4)	$(0.01)
Restructuring charges	9		—
Stock compensation expense	8		8
Debentures fair value adjustment	(13)		(56)
Acquired intangibles amortization	9		22
LLA impairment charge	11		—
Adjusted income (loss)	$3	$0.01	$(30)	$(0.05)
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended November 30, 2023 and November 30, 2022 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2023	November 30, 2022
Research and development	$42	$52
Stock compensation expense	2	2
Adjusted research and development	$40	$50

Selling, marketing and administration	$85	$89
Restructuring charges	9	—
Stock compensation expense	5	6
Adjusted selling, marketing and administration	$71	$83

Amortization	$13	$26
Acquired intangibles amortization	9	22
Adjusted amortization	$4	$4

Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the three months ended November 30, 2023 and November 30, 2022 are reflected in the table below.

For the Three Months Ended (in millions)	November 30, 2023	November 30, 2022
Operating loss	$(11)	$(2)
Non-GAAP adjustments to operating loss
Restructuring charges	9	—
Stock compensation expense	8	8
Debentures fair value adjustment	(13)	(56)
Acquired intangibles amortization	9	22
LLA impairment charge	11	—
Total non-GAAP adjustments to operating loss	24	(26)
Adjusted operating income (loss)	13	(28)
Amortization	14	28
Acquired intangibles amortization	(9)	(22)
Adjusted EBITDA	$18	$(22)

Revenue	$175	$169
Adjusted operating income (loss) margin % (1)	7%	(17%)
Adjusted EBITDA margin % (2)	10%	(13%)
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2023 and November 30, 2022
A reconciliation of the most directly comparable U.S. GAAP financial measures for the nine months ended November 30, 2023 and November 30, 2022 to adjusted financial measures is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2023	November 30, 2022
Gross margin	$391	$319
Stock compensation expense	3	2
Adjusted gross margin	$394	$321

Gross margin %	57.5%	63.2%
Stock compensation expense	0.4%	0.4%
Adjusted gross margin %	57.9%	63.6%
Reconciliation of U.S. GAAP operating expense for the nine months ended November 30, 2023 and November 30, 2022 to adjusted operating expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2023	November 30, 2022
Operating expense	$460	$545
Restructuring charges	17	4
Stock compensation expense	25	19
Debentures fair value adjustment	3	(112)
Acquired intangibles amortization	29	67
LLA impairment charge	11	4
Litigation settlement	—	165
Adjusted operating expense	$375	$398
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the nine months ended November 30, 2023 and November 30, 2022 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2023		November 30, 2022
		Basic earnings (loss) per share		Basic loss per share
Net loss	$(74)	$(0.13)	$(239)	$(0.41)
Restructuring charges	17		4
Stock compensation expense	28		21
Debentures fair value adjustment	3		(112)
Acquired intangibles amortization	29		67
LLA impairment charge	11		4
Litigation settlement	—		165
Adjusted net income (loss)	$14	$0.02	$(90)	$(0.16)

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the nine months ended November 30, 2023 and November 30, 2022 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2023	November 30, 2022
Research and development	$146	$159
Stock compensation expense	6	6
Adjusted research and development	$140	$153

Selling, marketing and administration	$258	$257
Restructuring charges	17	4
Stock compensation expense	19	13
Adjusted selling, marketing and administration	$222	$240

Amortization	$42	$78
Acquired intangibles amortization	29	67
Adjusted amortization	$13	$11
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the nine months ended November 30, 2023 and November 30, 2022 are reflected in the table below.

For the Nine Months Ended (in millions)	November 30, 2023	November 30, 2022
Operating loss	$(69)	$(226)
Non-GAAP adjustments to operating loss
Restructuring charges	17	4
Stock compensation expense	28	21
Debentures fair value adjustment	3	(112)
Acquired intangibles amortization	29	67
LLA impairment charge	11	4
Litigation settlement	—	165
Total non-GAAP adjustments to operating loss	88	149
Adjusted operating income (loss)	19	(77)
Amortization	46	85
Acquired intangibles amortization	(29)	(67)
Adjusted EBITDA	$36	$(59)

Revenue	$680	$505
Adjusted operating income (loss) margin % (1)	3%	(15%)
Adjusted EBITDA margin % (2)	5%	(12%)
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the three months ended November 30, 2023 and November 30, 2022 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2023	November 30, 2022
Net cash used in operating activities	$(31)	$(185)
Acquisition of property, plant and equipment	(2)	(1)
Free cash flow (usage)	$(33)	$(186)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), Cybersecurity total contract value (“TCV”) billings, and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	November 30, 2023
Cybersecurity Annual Recurring Revenue	$273
Cybersecurity Dollar-Based Net Retention Rate	82%
Cybersecurity Total Contract Value Billings	$109
Recurring Software Product Revenue	~ 70%